                       CONSENT TO BE NAMED AS A DIRECTOR

         I, Ronald O. Perelman, hereby consent to be a director of Panavision Inc., a Delaware corporation (the "Company"), and to be named as a director in the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission by the Company.

Dated:  February 4, 1998                          /s/ Ronald O. Perelman
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                                                  Ronald O. Perelman